UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2023

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 400 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code
233 Wilshire Blvd. Suite 400, Santa Monica, CA 90401

(Former name or former address if changed since last report,)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Salary Increases for Named Executive Officers

On January 4, 2023, the Board of Directors (“Board”) of Opiant Pharmaceuticals, Inc. (“Company”), upon the recommendation of the Compensation Committee (“Committee”), approved increases to the annual base salaries of the Company's named executive officers to the amounts set forth in the table below, effective January 1, 2023:

Name	Title	2023 Base Salary
Dr. Roger Crystal	Chief Executive Officer	$702,917
Dr. Phil Skolnick	Chief Scientific Officer	$494,841
David O'Toole	Chief Financial Officer	$451,136

Grants of Cash Long-Term Incentive Awards to Named Executive Officers

On January 4, 2023, the Board, upon recommendation of the Committee, approved grants of cash long-term incentive compensation awards (“LTI Cash Award”) for fiscal year 2023 in lieu of the Company's historical annual grants of equity awards, to each of Dr. Crystal, Dr. Skolnick and Mr. O’Toole, in the amounts of $800,000, $240,000 and $240,000, respectively.

The LTI Cash Awards were granted under the Company’s 2017 Long-Term Incentive Plan (“2017 LTIP”), which was filed as Exhibit 10.52 to the Company’s Annual Report on Form 10-K filed on October 13, 2017. Each LTI Cash Award vests in three equal amounts on the first, second and third anniversary of the vesting commencement date of January 1, 2023, subject to employee's continued service to the Company through the applicable vesting date. In the event that the employee’s employment is terminated by the Company without Cause or by the employee for Good Reason, in either case, on the Closing Date (as such terms are defined in that certain Agreement and Plan of Merger, dated as of November 13, 2022, by and among the Company, Indivior Inc., a Delaware corporation, and Olive Acquisition Subsidiary, Inc., a Delaware corporation, which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on November 15, 2022) or within 36 months following the Closing Date, any unvested tranche of the LTI Cash Award, prorated for the portion of calendar year 2023, 2024 or 2025, as the case may be, elapsed prior to the date of termination, shall become vested as of the employee’s termination date and the remaining unvested portion of the LTI Cash Award will be forfeited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.

Date: January 9, 2023	By:	/s/ David O'Toole
David O’Toole
Chief Financial Officer